UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22812

ARES MULTI-STRATEGY CREDIT FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA			90067
(Address of principal executive offices)			(Zip code)

Copy to:

Jay Spinola, Esq.
Daniel J. Hall			Willkie Farr & Gallagher LLP
2000 Avenue of the Stars, 12th Floor			787 Seventh Avenue
Los Angeles, California 90067			New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4200

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1.  Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Ares Multi-Strategy Credit Fund, Inc.
(NYSE: ARMF)

Annual Report

October 31, 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Contents

Letter to Shareholders	2
Fund Profiles & Financial Data	5
Schedules of Investments	7
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Statements of Cash Flows	23
Financial Highlights	24
Notes to Financial Statements	26
Reports of Independent Registered Public Accounting Firm	35
Proxy & Portfolio Information	37
Dividend Reinvestment Plan	38
Renewal of Investment Advisory Agreement	39
Corporate Information	42
Privacy Notice	43
Directors and Officers	44

Annual Report 2014

Ares Management Funds

Letter to Shareholders

October 31, 2014 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or a "fund") and the Ares Multi-Strategy Credit Fund, Inc. ("ARMF" or a "fund" and, collectively with ARDC, the "Funds"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC and ARMF.

Economic Conditions and Leveraged Finance Market Update

After relatively stable conditions within the capital markets throughout the first half of 2014 due to lower than anticipated interest rates, encouraging corporate earnings in the U.S., and a benign default environment, volatility returned in the third quarter of 2014 amid elevated geopolitical risks, declining commodity prices, and softer European economic data. Waning risk appetite and deteriorating investor sentiment weighed disproportionately on lower quality assets and cyclically sensitive industries through mid-October, but leveraged finance markets have since snapped back due to reports indicating improving U.S. economic growth and a continued accommodative stance taken by central banks globally. Therefore, market sentiment has improved recently and has been supported by improved technical conditions resulting from lower new issuance, retail inflows to bonds and abating outflows from loans. On a year-to-date basis ("YTD"), equities, as measured by the S&P 500, have outperformed credit returning 10.99% through October, compared to 2.73% and 4.79% for the Credit Suisse Leveraged Loan Index ("CSLLI") and the Merrill Lynch High Yield Master II Index ("H0A0"), respectively.

According to the advance estimate from the Bureau of Economic Analysis, the U.S. economy grew at a 3.5% annualized rate during the third quarter of 2014, beating consensus estimates as positive contributions from personal consumption expenditures, exports, nonresidential fixed investment, and government spending were key drivers of the above trend growth. In addition, employers added 214,000 jobs in October, which was weaker than many economists predicted, but the Bureau of Labor Statistics also made significant positive revisions to its August and September payroll readings. As a result, October marked the ninth straight monthly gain of more than 200,000 jobs. This job creation dropped the unemployment rate from 5.9% to 5.8%, the lowest level since before the recession. While the acceleration in hiring has done little to boost wages for American workers, overall the report reflects steady economic growth. Importantly, corporate fundamentals in the U.S. remain strong as 467 of S&P 500 companies reported third quarter earnings with 59% surprising on sales (+4.0% year-over-year) and 79% on earnings per share (9.1% year-over-year). As widely anticipated, given the strength of recent labor market and other economic indicators, the Federal Reserve (the "Fed") concluded its bond buying program in October. Despite the end to the Fed's latest round of quantitative easing, muted wage growth and persistently low inflation figures suggest the Fed can keep monetary policy on its current track. As such, we continue to support the view held by many economists and market participants alike that the Fed will initiate the first interest rate increase in the mid-2015 timeframe.

Performance of European capital markets has mirrored that of their U.S. counterparts YTD, as the Credit Suisse Western European Leveraged Loan Index and the Merrill Lynch European High Yield Index have returned 2.26% and 4.88% through October, respectively. European markets have recently suffered broad-based losses on increased concerns that the European Central Bank's ("ECB") stimulus measures would not be enough to revive the Eurozone economy. Inflation in the Eurozone rose slightly in October with the flash inflation figure reported to be 0.4%, up from 0.3% in September; however, inflation continues to be persistently well below target. Activity continues to remain sluggish as the Eurozone's private sector grew less rapidly in October according to data from Markit monthly composite PMI. Responding to this weak domestic demand and slower growth for the global economy, European businesses cut jobs for the first time since November 2013, although the unemployment rate remained unchanged at 11.5% in September as compared to August. This dismal macroeconomic backdrop prompted the European Commission to announce in early November that it would cut its 2014 economic growth forecast to 0.8% from 1.2%. The current environment of low economic growth and low inflation prevalent in the Eurozone creates more incentive for the ECB to use more aggressive measures of monetary stimulus to reignite growth that has been lacking thus far. In early November, Mario Draghi, President of the ECB, reiterated the ECB's commitment to expanding the bank's balance sheet in order to provide more support for the flagging economy.

As it relates to the structured credit landscape, October proved to be an eventful month for collateralized loan obligations ("CLOs") both in terms of issuance and market developments. U.S. issuance totaled $11.1 billion for the month contributing to $104.6 billion YTD. Europe notched a respectable €1.8 billion, marking the third busiest month of the year (€11.9 billion YTD) according to S&P. This supply emerged despite persistent volatility in the global credit markets. Challenging arbitrage conditions in the U.S. remain, with AAAs in the 147-170 bps DM range versus European AAAs printing at 123-130 bps.i Furthermore, we saw a drop-off in CLO refinancing activity as pricing became uneconomic. With year-end rapidly

Annual Report 2014

Ares Management Funds

Letter to Shareholders (continued)

October 31, 2014 (Unaudited)

approaching, research estimates were increased with current fiscal year-end 2014 market forecasts ranging $115-125 billion in the U.S. and €10-15 billion in Europe. Supply forecasts for 2015 reflect an anticipated decline year-over-year in the U.S. and a pickup in Europe — $95-110 billion and €18 billion, respectively.ii Against this backdrop, the long-awaited risk retention rules were released in the U.S. on October 22nd. This spurred much debate and continues to remain the focal point for market participants as digestion of the rules' implications and alternative structures are discussed. Establishing a solution that allows managers to satisfy both U.S. and European risk retention requirements is the priority for market participants. In regards to the secondary CLO market, October marked the busiest month on record with over $5 billion out for bid against the mid-month macro volatility.i The bulk of the volume came at the AAA level due to U.S. investors rotating out of 2012 vintage deals into higher yielding new issue deals and European accounts continuing to view 1.0 vintage AAAs as offering the best relative value in the asset-backed security space. We also saw a large amount of equity offered on lists — while prices were supported by rising loan valuations, many did not trade. Across the tranches of the CLO capital structure, levels in U.S. CLO 1.0s were a touch wider while 2.0s widened significantly. Increased tiering amongst managers continues to be a theme, especially in the lower rated tranches of 2.0 capital structures.iii Challenging new issue arbitrage conditions, especially given a firmer loan market, has caused several managers to postpone fourth-quarter deals, reducing new issue supply. As we head through December, we anticipate a retraction in spreads, especially for US single-A, triple-B and double-B tranches, which should help us end the year on a strong note. At current market levels, and given a constructive fundamental view of credit, we continue to remain firm in our view that CLOs continue to provide an attractive source of risk-adjusted returns on both a relative and absolute value perspective. For additional information about the instruments in which ARDC and ARMF invest, please refer to each Fund's respective prospectus and statement of additional information.

The downdraft and subsequent recovery of the credit markets during October has further highlighted the increased level of volatility prevalent in today's trading environment. As a proxy, the 10-Year Treasury yield began the month around 2.40%. In mid-October, at the height of the turmoil in capital markets, the 10-Year Treasury's yield tightened to 1.87%, before widening back out above 2.00% and closing the day just under 2.10%. This erratic trading marked the first time the 10-Year Treasury yields have been below 2.00% since June 2013. A stunning $924 billion of U.S. Treasury bonds traded that day, the highest daily total in more than 10 years. Option adjusted spreads on the high yield index, as measured by the H0A0, gapped out 61 bps to 508 bps over Treasuries at its widest from the start of the month; however, they ended October tightening 9 bps from where they began. While a confluence of factors helped facilitate these gyrations, the make-up of below investment grade credit investors, with an increasing proportion of retail players (i.e., exchange traded funds and retail oriented mutual funds), has exacerbated this volatility. This has translated into more significant moves in quoted asset prices (up and down, though these prices are not necessarily transacted upon) sometimes on little news or changes in fundamental data. As a result of the volatility experienced in October, discounted names have emerged, and as such, we believe the probability for further market dislocations should remain elevated, especially as the Fed's quantitative easing initiative ends and the debate over when to make the first interest rate hike takes center stage. We continue to believe credit fundamentals will largely remain strong, but believe additional value will be rewarded to selective credit pickers, avoiding the overly aggressive terms without requisite compensation and identifying credit deterioration in advance of a market move. We expect outperformance to be awarded to those managers who focus on credit selection and mistake avoidance and understand the potential impact of broader interest rate moves with thorough bottom-up analysis, a practice that we believe Ares does particularly well. Overall, we continue to view the non-investment grade credit markets as an attractive asset class for capital deployment given the overall healthy credit environment and potential for current income generation.

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC", and is externally managed by Ares Capital Management II LLC (the "Advisor"), a subsidiary of Ares Management, L.P. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation, by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds, and investment grade tranches of collateralized loan obligations. As of October 31, 2014, ARDC held approximately 46% of its Managed Assets in corporate bonds, more than 33% in senior loans, and just under 17% in structured credit, with the balance being in cash. As of October month-end, ARDC's investments included 132 issuers diversified across more than 30 distinct industries (based on Merrill Lynch industry classifications). The top five industry groups represented 44% of total holdings of ARDC while the top ten issuer holdings accounted for less than 15% of total portfolio holdings. ARDC has underperformed the CSLLI and the H0A0 for the YTD period ending October 31, 2014 on a Net Asset Value ("NAV") basis returning 1.79% versus 2.73% and 4.79% for the CSLLI and H0A0, respectively.

Annual Report 2014

Ares Management Funds

Letter to Shareholders (continued)

October 31, 2014 (Unaudited)

Ares Multi-Strategy Credit Fund, Inc.

ARMF is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARMF", and is externally managed by the Advisor. ARMF's investment objective is to provide an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation, by investing primarily in a broad, dynamically managed portfolio of below investment grade senior secured loans, high yield corporate bonds, other similar fixed-income instruments, including derivatives, collateralized loan obligations, and other asset backed securities. As of October 31, 2014, ARMF held approximately 46% of its Managed Assets in corporate bonds, 31% in senior loans, just over 15% in CLO debt securities, 2.4% in CLO equity and the balance in cash. As of October month-end, ARMF's investments included 105 issuers diversified across more than 30 distinct industries (based on Merrill Lynch industry classifications). The top five industry groups represented approximately 48% of total holdings of ARMF while the top ten issuer holdings accounted for less than 16% of total portfolio holdings. ARMF has performed in line with the CSLLI and has underperformed the H0A0 for the YTD period ending October 31, 2014 on a Net Asset Value ("NAV") basis returning 2.48% versus 2.73% and 4.79% for the CSLLI and H0A0, respectively.

In conclusion, we maintain strong conviction in the ARDC and ARMF portfolios and believe both funds continue to be well positioned to take advantage of buying opportunities in the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. Thank you again for your continued support of ARDC and ARMF. If you have any questions about either Fund, please call 1-877-855-3434, or visit the Funds' websites at www.arespublicfunds.com.

Best Regards,

Ares Capital Management II LLC

i Source: Goldman Sachs: "Secondary CLO Trading: October 2014 Month End Recap and Thoughts," November 10, 2014.

ii Source: Citi. "Global Structured Credit Strategy — Who Should Manage My CLO After Risk Retention," November 7, 2014.

iii Source: Barclays. "Barclays US CLO Weekly Recap: Week Ending 31-Oct-2014," November 3, 2014.

This article contains the opinions of the Adviser and does not represent a recommendation of any particular security, strategy or investment product. The opinions expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This article is distributed for educational purposes and should not be considered investment advice or an offer of any security for sale. Past performance is not indicative of future results and no representation is made that stated results will be replicated.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

October 31, 2014 (Unaudited)

Portfolio Characteristics as of 10.31.14

Weighted Average Floating Coupon[1]	5.31%
Weighted Average Bond Coupon[2]	8.82%
Current Distribution Rate[3]	8.33%
Dividend Per Share	$0.117

1 The weighted-average gross interest rate on the pool of loans as of October 31, 2014.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 The distribution rate is calculated based on latest declared monthly dividend annualized and divided by the closing market price of the Fund's shares as of October 31, 2014. The Fund currently estimates that such distributions have been paid entirely from investment income. However, to the extent any portion of the current distribution is paid from sources other than investment income (such as long-term capital gains or return of capital) the source(s) would be disclosed in a Section 19 notice located under the "Investor Documents" section of the Fund's website. These estimates should not be relied on for tax purposes. The Fund will send to investors a Form 1099-DIV for the calendar year that will define how these distributions should be reported for federal income tax purposes. The distribution rate alone is not indicative of Fund performance.

Top 10 Holdings4 as of 10.31.14

Flint Group	1.72%
Apidos	1.66%
Syniverse	1.52%
TMF Group	1.36%
Rite Aid Corp	1.35%
Air Medical Group Holdings LLC	1.34%
TransUnion	1.32%
Gala Coral Group Ltd	1.32%
Guala Closures S.P. A.	1.31%
Ferrellgas Partners	1.29%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 10.31.14

	Market	NAV	Index**
1 Year	1.02%	3.54%	3.77%
Since Inception*	-1.60%	5.99%	5.10%

*Since Inception of fund (11/27/2012). Past performance is not indicative of future results

Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

**Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market.

Portfolio Composition as of 10.31.14

This data is subject to change on a daily basis.

Fixed vs. Floating Rate as of 10.31.14

Industry Allocation5 as of 10.31.14

5 Merrill Lynch ML4 industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Annual Report 2014

Ares Multi Strategy Credit Fund, Inc.

Fund Profile & Financial Data

October 31, 2014 (Unaudited)

Portfolio Characteristics as of 10.31.14

Weighted Average Floating Coupon[1]	6.00%
Weighted Average Bond Coupon[2]	8.94%
Current Distribution Rate[3]	9.00%
Dividend Per Share	$0.1525

1 The weighted-average gross interest rate on the pool of loans as of October 31, 2014.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 The distribution rate is calculated based on latest declared monthly dividend annualized and divided by the closing market price of the Fund's shares as of October 31, 2014. The Fund currently estimates that such distributions have been paid entirely from investment income. However, to the extent any portion of the current distribution is paid from sources other than investment income (such as long-term capital gains or return of capital) the source(s) would be disclosed in a Section 19 notice located under the "Investor Documents" section of the Fund's website. These estimates should not be relied on for tax purposes. The Fund will send to investors a Form 1099-DIV for the calendar year that will define how these distributions should be reported for federal income tax purposes. The distribution rate alone is not indicative of Fund performance.

Top 10 Holdings4 as of 10.31.14

TMF Group	1.75%
Gala Coral Group Ltd	1.69%
Alinta Energy Ltd	1.57%
Air Medical Group Holdings LLC	1.55%
Boyd Gaming	1.53%
ATLAS IV CLO	1.53%
Cent XVIII CLO LP	1.53%
Premier Foods	1.51%
Babson CLO Ltd	1.45%
LIN Television Corp	1.40%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 10.31.14

	Market	NAV	Index**
1 Year	-10.53%	2.82%	3.77%
Since Inception*	-12.62%	2.50%	3.82%

*Since Inception of fund (10/28/13). Past performance is not indicative of future results

Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

**Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market.

Portfolio Composition as of 10.31.14

This data is subject to change on a daily basis.

Fixed vs. Floating Rate as of 10.31.14

Industry Allocation5 as of 10.31.14

5 Merrill Lynch ML4 industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

October 31, 2014

Floating Rate Term Loans 45.9%(b)

	Principal Amount	Value(a)
Aerospace & Defense 1.3%
DAE Aviation Holdings, Inc., Initial Loan 2nd Lien, 7.75%, 08/05/2019	$2,687,500	$2,677,423
DAE Aviation Holdings, Inc., Tranche B-1 Loan (2018), 5.00%, 11/02/2018	249,204	248,815
Doncasters U.S., LLC, Term Loan 2nd Lien, 9.50%, 10/09/2020	1,241,379	1,233,620
		4,159,858
Automobile 1.1%
TI Group Automotive Systems, LLC, Additional Term Loan, 4.25%, 07/02/2021	3,500,000	3,465,000
Banking, Finance & Insurance 0.8%
Asurion, LLC, 2nd Lien Term Loan, L+7.50%, 03/03/2021(c)	2,500,000	2,538,125
Beverage, Food & Tobacco 1.0%
Charger OpCo B.V., EUR Term Loan B, (Netherlands), L+3.50%, 06/30/2021(c)	€1,500,000	1,858,323
Charger OpCo B.V., US Term Loan B, (Netherlands), L+3.50%, 07/23/2021(c)	$1,500,000	1,485,000
		3,343,323
Broadcasting & Entertainment 1.5%
Clear Channel Communications, Inc., Tranche E Term Loan, L+7.50%, 07/30/2019(c)	2,500,000	2,400,775
TWCC Holding Corporation, Term Loan 2nd Lien, 7.00%, 06/26/2020	2,500,000	2,448,950
		4,849,725
Business Equipment & Services 1.6%
Twelve Beeches Sarl, Facility B, (Luxembourg), 5.50%, 08/02/2019	£750,000	1,192,510
Twelve Beeches Sarl, Facility C, (Luxembourg), 5.50%, 08/02/2019	2,500,000	3,976,272
		5,168,782

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Cable & Satellite TV 3.0%
Altice Financing S.A., Term Loan, (Luxembourg), 5.50%, 07/02/2019	$3,473,750	$3,491,119
Promotora de Informaciones, S.A., Tranche 2, (Spain), L+2.60%, 12/10/2018(c)	€3,250,000	3,616,779
Virgin Media SFA Finance Ltd., Facility E, (Great Britain), 4.25%, 06/30/2023	£1,575,000	2,498,076
		9,605,974
Chemicals, Plastics & Rubber 2.1%
Colouroz Investment 1, GmbH, Initial Term Loan C, (Denmark), L+3.75%, 09/03/2021(c)	$499,908	488,035
Colouroz Investment 2, LLC, Initial Term B-2 Loan, L+3.75%, 09/03/2021(c)	3,024,033	2,952,212
Colouroz Investment 2, LLC, Initial Term B-2 Loan 2nd Lien, 8.25%, 05/02/2021	1,500,000	1,425,000
Flint Group GmbH, Initial Euro Term Loan 2nd Lien, (Denmark), 8.25%, 05/02/2021	€784,306	941,400
Vertellus Specialties, Inc., Term Loan B, L+9.50%, 10/31/2019(c)	$1,000,000	965,000
		6,771,647
Consumer Products 1.1%
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	2,902,500	2,655,788
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020	869,565	765,217
		3,421,005
Diversified & Conglomerate Services 2.3%
Brickman Group, Ltd., LLC, Term Loan 2nd Lien, 7.50%, 12/17/2021	3,747,750	3,681,003
Language Line, LLC, Tranche B Term Loan, 6.25%, 06/20/2016	1,837,456	1,832,917

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2014

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Syncreon Global Finance (US), Inc., Term Loan, 5.25%, 10/28/2020	$1,985,000	$1,975,075
		7,488,995
Electronics 1.0%
Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.00%, 01/15/2021	3,366,000	3,358,191
Grocery 2.3%
Albertson's, LLC, Term Loan B4, 4.50%, 08/25/2021	2,400,000	2,400,432
GOBP Holdings, Inc., Initial Term Loan, L+4.75%, 10/21/2021(c)	3,000,000	2,992,500
GOBP Holdings, Inc., Initial Term Loan, L+8.25%, 10/14/2022(c)	1,893,000	1,874,070
		7,267,002
Healthcare, Education & Childcare 2.1%
AI Garden B.V., Facility B1, (Netherlands), 4.20%, 02/13/2020	€2,500,000	3,131,874
BSN Medical Luxembourg Finance Holding Sarl, Term Loan (EUR), (Luxembourg), 4.25%, 08/28/2019	2,344,639	2,940,096
STHI Holdings, Inc., Initial Term Loan, 4.50%, 08/06/2021	$714,286	709,821
		6,781,791
Hotels, Motels, Inns & Gaming 1.4%
Scientific Games International, Inc., Initial Term B-2 Loan, 6.00%, 10/01/2021	4,500,000	4,402,485
Leisure, Amusement & Entertainment 0.7%
Delta 2 (Lux) Sarl, Term Loan 2nd Lien, (Luxembourg), 7.75%, 08/08/2022	2,227,723	2,217,988
Manufacturing 1.7%
Alliance Laundry Systems, LLC, Initial Term Loan 2nd Lien, 9.50%, 12/10/2019	2,069,693	2,074,868

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Husky Injection Molding Systems, Ltd., 2nd Lien Term Loan, (Canada), 7.25%, 06/30/2022	$1,900,000	$1,857,250
Husky Injection Molding Systems, Ltd., Initial Term Loan, (Canada), 4.25%, 06/30/2022	1,544,106	1,517,733
		5,449,851
Oil & Gas 3.6%
Chief Exploration & Development, LLC, 2nd Lien Term Loan, 7.50%, 05/16/2021	1,350,000	1,296,000
Energy & Exploration Partners, LLC, Initial Loan, 7.75%, 01/22/2019	4,423,503	4,014,329
Quicksilver Resources, Inc., Term Loan 2nd Lien, 7.00%, 06/21/2019	2,500,000	2,245,825
Templar Energy, LLC, Incremental Term Loans 2nd Lien, 8.50%, 11/25/2020	4,392,268	3,957,434
		11,513,588
Personal Transportation 1.6%
Air Medical Holdings, LLC, B-1 Term Loan, 5.00%, 06/30/2018	3,318,167	3,320,921
Air Medical Holdings, LLC, Term Loan, 7.63%, 05/31/2018(d)	2,000,000	1,975,000
		5,295,921
Personal, Food & Miscellaneous Services 0.2%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 04/02/2020	989,950	754,837
Pipeline 1.6%
Atlas Energy, L.P., Loan, 6.50%, 07/31/2019	3,467,481	3,456,662
Crestwood Holdings, LLC, Tranche B-1 Term Loan, 7.00%, 06/19/2019	1,832,169	1,825,299
		5,281,961
Printing & Publishing 3.6%
Advanstar Communications, Inc., New 2nd Lien Term Loan, 9.50%, 06/05/2020	2,000,000	2,005,000

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2014

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Dex Media East, LLC, Term Loan (2016), 6.00%, 12/30/2016	$2,047,563	$1,653,407
Dex Media West, LLC, Term Loan, 8.00%, 12/30/2016	2,467,286	2,204,520
F&W Media, Inc., Initial Term Loan, 7.75%, 06/30/2019	2,457,605	2,383,877
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	1,736,809	1,738,980
Tribune Publishing Company, Initial Term Loans, 5.75%, 08/04/2021	1,528,090	1,516,629
		11,502,413
Retail Stores 5.2%
Harbor Freight Tools USA, Inc., Initial Loans (TL), 4.75%, 07/26/2019	2,962,500	2,959,538
JC Penney Corporation, Inc., Term Loan, 6.00%, 05/22/2018	2,962,500	2,923,010
Neiman Marcus Group, Inc., Term Loan 1, 4.25%, 10/25/2020	4,950,094	4,882,030
Rite Aid Corporation, Second Priority Tranche 1 Term Loans, 5.75%, 08/21/2020	2,000,000	2,010,000
Rite Aid Corporation, Tranche 2 Term Loan, 4.88%, 06/21/2021	4,075,000	4,064,812
		16,839,390
Service & Equipment 0.3%
Ship Luxco 3 Sarl, Facility B1A-II, (Luxembourg), 6.00%, 11/29/2019	£500,000	800,163
Technology 1.0%
Allflex Holdings III, Inc., (U.S.), Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	$1,500,000	1,477,500
Ship Midco, Ltd., Facility C1 (GBP), (Great Britain), 5.75%, 11/29/2019	£1,000,000	1,596,425
		3,073,925

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Telecommunications 1.4%
Eircom Finco Sarl, Facility B2 Loan, (Luxembourg), 4.59%, 09/30/2019	€3,815,000	$4,543,289
Utilities 1.8%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), L+5.38%, 08/13/2018(c)(e)	$372,877	98,989
Alinta Energy Finance Pty, Ltd., Term B Loan, (Australia), L+5.38%, 08/13/2019(c)	5,649,915	5,696,978
		5,795,967
Waste Management 0.6%
Waste Industries USA, Inc., Term B Loan, 4.00%, 03/17/2017	1,965,000	1,950,263
Total Floating Rate Term Loans (Cost: $151,363,588)		147,641,459

Corporate Bonds 64.5%

Aerospace & Defense 0.7%
Spirit AeroSystems, Inc., 6.75%, 12/15/2020	2,197,000	2,328,820
Banking, Finance & Insurance 3.0%
Innovia Group Finance PLC, 144A, (Great Britain), 5.08%, 03/31/2020(f)	€3,093,000	3,816,634
TransUnion Holding Company, Inc., 9.63%, 06/15/2018(d)	$5,750,000	5,936,875
		9,753,509
Beverage, Food & Tobacco 1.8%
Premier Foods Finance PLC, 144A, (Great Britain), 5.56%, 03/16/2020(f)	£2,965,000	4,257,544
Premier Foods Finance PLC, 144A, (Great Britain), 6.50%, 03/15/2021	977,000	1,404,688
		5,662,232
Broadcasting & Entertainment 2.4%
Belo Corporation, 7.25%, 09/15/2027	$2,000,000	2,147,500
LIN Television Corporation, 6.38%, 01/15/2021	895,000	908,425

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2014

Corporate Bonds (continued)

	Principal Amount	Value(a)
LIN Television Corporation, 8.38%, 04/15/2018	$4,338,000	$4,516,942
		7,572,867
Buildings & Real Estate 2.1%
BMBG Bond Finance S.C.A., 144A, (Luxembourg), 5.08%, 10/15/2020(f)	€3,275,000	4,110,957
Interline Brands, Inc., 10.00%, 11/15/2018(d)	$2,521,000	2,628,142
		6,739,099
Business Equipment & Services 1.9%
TMF Group Holding B.V., 144A, (Netherlands), 5.54%, 12/01/2018(f)	€2,625,000	3,272,355
TMF Group Holding B.V., 144A, (Netherlands), 9.88%, 12/01/2019	2,250,000	2,861,531
		6,133,886
Cable & Satellite TV 5.4%
AMC Networks, Inc., 7.75%, 07/15/2021	$2,500,000	2,725,000
CCO Holdings, LLC, 7.00%, 01/15/2019	2,750,000	2,866,875
Intelsat Jackson Holdings SA, (Luxembourg), 8.50%, 11/01/2019	2,250,000	2,345,625
Unitymedia KabelBW GmbH, 144A, (Denmark), 9.63%, 12/01/2019	€4,000,000	5,261,549
Videotron, Ltd., (Canada), 9.13%, 04/15/2018	$420,000	433,650
Ziggo Bond Co. B.V., 144A, (Netherlands), 8.00%, 05/15/2018	€2,700,000	3,661,475
		17,294,174
Cargo Transportation 0.8%
Overseas Shipholding Group, Inc., 8.13%, 03/30/2018	$2,500,000	2,518,750
Chemicals, Plastics & Rubber 1.3%
Huntsman International, LLC, 8.63%, 03/15/2020	2,500,000	2,681,900
Vertellus Specialties, Inc., 144A, 9.38%, 10/01/2015	1,355,000	1,358,388
		4,040,288

Corporate Bonds (continued)

	Principal Amount	Value(a)
Consumer Products 2.4%
Elizabeth Arden, Inc., 7.38%, 03/15/2021	$4,000,000	$3,630,000
NBTY, Inc., 9.00%, 10/01/2018	4,000,000	4,155,000
		7,785,000
Containers, Packaging & Glass 2.6%
Berry Plastics Corporation, 9.75%, 01/15/2021	3,375,000	3,767,344
Reynolds Group Issuer, Inc., 9.00%, 04/15/2019	2,900,000	3,030,500
Reynolds Group Issuer, Inc., 9.88%, 08/15/2019	1,500,000	1,629,375
		8,427,219
Diversified & Conglomerate Services 3.9%
Abengoa Finance SAU, 144A, (Spain), 8.88%, 11/01/2017	2,500,000	2,728,125
Affinion Investments, LLC, 144A, 13.50%, 08/15/2018	4,060,000	3,410,400
Syncreon Group B.V., 144A, (Netherlands), 8.63%, 11/01/2021	3,000,000	2,932,500
United Rentals North America, Inc., 8.38%, 09/15/2020	3,300,000	3,572,250
		12,643,275
Electronics 2.1%
Syniverse Holdings, Inc., 9.13%, 01/15/2019	6,500,000	6,825,000
Furnishings, Housewares Durable Consumables 1.2%
Masonite International Corporation, 144A, (Canada), 8.25%, 04/15/2021	3,500,000	3,745,000
Healthcare, Education & Childcare 2.7%
ConvaTec Finance International SA, 144A, (Luxembourg), 8.25%, 01/15/2019(d)	2,240,000	2,287,880
IASIS Healthcare, LLC, 8.38%, 05/15/2019	2,000,000	2,110,000
Jaguar Holding Company I, 144A, 9.38%, 10/15/2017(d)	4,000,000	4,095,000
Lantheus Medical Imaging, Inc., 9.75%, 05/15/2017	182,000	171,535
		8,664,415

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2014

Corporate Bonds (continued)

	Principal Amount	Value(a)
Hotels, Motels, Inns & Gaming 8.6%
Boyd Gaming Corporation, 9.13%, 12/01/2018	$1,100,000	$1,152,250
Gala Electric Casinos, PLC, 144A, (Great Britain), 11.50%, 06/01/2019	£3,000,000	4,988,879
Gala Group Finance, PLC, 144A, (Great Britain), 8.88%, 09/01/2018	556,200	927,606
Marina District Finance Company, Inc., 9.88%, 08/15/2018	$4,943,000	5,202,507
Peninsula Gaming, LLC, 144A, 8.38%, 02/15/2018	4,000,000	4,220,000
Pinnacle Entertainment, Inc., 8.75%, 05/15/2020	3,000,000	3,187,500
Seneca Gaming Corporation, 144A, 8.25%, 12/01/2018	3,750,000	3,918,750
SNAI S.p.A., 144A, (Italy), 7.63%, 06/15/2018	€2,360,000	2,922,419
SNAI S.p.A., 144A, (Italy), 12.00%, 12/15/2018	1,000,000	1,259,039
		27,778,950
Mining, Steel, Non-Precious Metals 1.2%
CONSOL Energy, Inc., 8.25%, 04/01/2020	$1,500,000	1,582,500
Peabody Energy Corporation, 6.50%, 09/15/2020	2,250,000	2,143,125
		3,725,625
Oil & Gas 6.3%
EP Energy, LLC, 9.38%, 05/01/2020	3,000,000	3,277,500
Ferrellgas Partners, L.P., 8.63%, 06/15/2020	5,581,000	5,804,240
Halcon Resources Corporation, 8.88%, 05/15/2021	3,000,000	2,460,000
Halcon Resources Corporation, 9.75%, 07/15/2020	1,438,000	1,199,831
Laredo Petroleum, Inc., 9.50%, 02/15/2019	3,500,000	3,692,500
Midstates Petroleum Company, Inc., 9.25%, 06/01/2021	3,500,000	2,975,000
Midstates Petroleum Company, Inc., 10.75%, 10/01/2020	500,000	445,000
Quicksilver Resources, Inc., 11.00%, 07/01/2021	1,000,000	510,000
		20,364,071

Corporate Bonds (continued)

	Principal Amount	Value(a)
Packaging 3.9%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	$4,630,000	$4,930,950
GCL Holdings S.C.A., 144A, (Luxembourg), 9.38%, 04/15/2018	€4,000,000	5,224,969
Guala Closures S.p.A., 144A, (Italy), 5.57%, 11/15/2019(f)	545,000	681,084
Packaging Dynamics Corporation, 144A, 8.75%, 02/01/2016	$1,600,000	1,612,000
		12,449,003
Personal Transportation 0.2%
Air Medical Group Holdings, Inc., 9.25%, 11/01/2018	705,000	736,725
Personal, Food & Miscellaneous Services 1.3%
Pantry, Inc., 8.38%, 08/01/2020	4,055,000	4,257,750
Pipeline 0.7%
Atlas Pipeline Partners, L.P., 5.88%, 08/01/2023	298,000	309,175
Crestwood Midstream Partners, L.P., 7.75%, 04/01/2019	500,000	525,625
Kinder Morgan, Inc., 144A, 5.63%, 11/15/2023	1,176,000	1,293,600
		2,128,400
Retail Stores 0.3%
Hema Bondco I B.V., 144A, (Netherlands), 6.25%, 06/15/2019	€815,000	898,983
Service & Equipment 2.5%
Ceridian, LLC, 144A, 8.13%, 11/15/2017	$3,000,000	3,000,000
First Data Corporation, 144A, 8.75%, 01/15/2022(d)	2,500,000	2,731,250
First Data Corporation, 144A, 8.88%, 08/15/2020	2,223,000	2,406,397
		8,137,647
Technology 1.4%
Epicor Software Corporation, 8.63%, 05/01/2019	4,215,000	4,483,706

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2014

Corporate Bonds (continued)

	Principal Amount	Value(a)
Telecommunications 2.6%
Digicel, Ltd., 144A, (Bermuda), 8.25%, 09/01/2017	$4,000,000	$4,095,000
Level 3 Financing, Inc., 9.38%, 04/01/2019	2,000,000	2,137,500
Wind Acquisition Finance S.A., 144A, (Luxembourg), 5.34%, 04/30/2019(f)	€750,000	941,911
Windstream Corporation, 7.75%, 10/15/2020	$1,000,000	1,065,000
		8,239,411
Utilities 1.2%
NRG Energy, Inc., 8.25%, 09/01/2020	3,500,000	3,784,375
Total Corporate Bonds (Cost: $215,735,866)		207,118,180

Collateralized Loan Obligations/
Collateralized Debt Obligations 23.6%(f)

Banking, Finance & Insurance 2.2%
Northwoods Capital XI Ltd., 144A, (Cayman Islands), 3.68%, 04/15/2025	2,500,000	2,301,295
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.89%, 11/07/2025	3,000,000	2,810,421
WhiteHorse VII, Ltd., 144A, (Cayman Islands), 3.93%, 11/24/2025	2,000,000	1,905,956
		7,017,672
Structured Finance Obligations 21.4%
AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 3.90%, 07/27/2026	2,000,000	1,862,058
Apidos CLO XII, 144A, (Cayman Islands), 3.28%, 04/15/2025	4,000,000	3,718,068
Apidos CLO XIV, 144A, (Cayman Islands), 3.73%, 04/15/2025	4,000,000	3,764,208
Apidos CLO XV, 144A, (Cayman Islands), 3.48%, 10/20/2025	3,000,000	2,812,839
Atrium IX, 144A, (Cayman Islands), 3.74%, 02/28/2024	2,500,000	2,383,322

Collateralized Loan Obligations/
Collateralized Debt Obligations(f) (continued)

	Principal Amount	Value(a)
Cent CLO XVII, 144A, (Cayman Islands), 3.73%, 01/30/2025	$4,000,000	$3,791,880
Cent CLO XXI, Ltd., 144A, (Cayman Islands), 3.73%, 07/27/2026	2,000,000	1,852,114
Dryden Senior Loan Fund XXX, Ltd., 144A, (Cayman Islands), 3.43%, 11/15/2025	1,000,000	926,255
Finn Square CLO, Ltd., 144A, (Cayman Islands), 3.84%, 12/24/2023	4,500,000	4,295,925
Galaxy XV CLO, Ltd., 144A, (Cayman Islands), 3.63%, 04/15/2025	4,000,000	3,725,768
Galaxy XVI CLO, Ltd., 144A, (Cayman Islands), 3.58%, 11/16/2025	2,000,000	1,879,350
Greywolf CLO II, Ltd., 144A, (Cayman Islands), 4.06%, 04/15/2025	4,000,000	3,833,360
Halcyon Loan Advisors Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.73%, 04/15/2025	4,000,000	3,704,348
ING IM CLO 2011-1, Ltd., 144A, (Cayman Islands), 3.53%, 06/22/2021	1,500,000	1,450,649
ING IM CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.73%, 04/15/2024	3,000,000	2,793,714
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 3.73%, 07/15/2026	3,000,000	2,764,581
Mountain Hawk I CLO, Ltd., 144A, (Cayman Islands), 3.33%, 01/20/2024	3,000,000	2,747,868
Oak Hill Credit Partners X, Ltd., 144A, (Cayman Islands), 3.65%, 07/20/2026	3,000,000	2,798,244
OHA Credit Partners VIII, Ltd., 144A, (Cayman Islands), 3.73%, 04/20/2025	4,000,000	3,790,436
OHA Loan Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.83%, 07/23/2025	4,000,000	3,769,196
OZLM Funding III, Ltd., 144A, (Cayman Islands), 4.13%, 01/22/2025	2,000,000	1,921,020

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (concluded)

October 31, 2014

Collateralized Loan Obligations/
Collateralized Debt Obligations(f) (continued)

	Principal Amount	Value(a)
OZLM Funding IV, Ltd., 144A, (Cayman Islands), 3.43%, 07/22/2025	$2,500,000	$2,292,777
Steele Creek CLO 2014-1, Ltd., 144A, (Cayman Islands), 3.63%, 08/21/2026	2,450,000	2,213,139
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 3.78%, 06/10/2025	4,000,000	3,740,368
		68,831,487
Total Collateralized Loan Obligations/ Collateralized Debt Obligations (Cost: $76,929,456)		75,849,159
Total Investments — 134.0% (Cost: $444,028,910)		$430,608,798
Liabilities in Excess of Other Assets — (34.0%)		(109,240,912)
Net Assets — 100.0%		$321,367,886

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate at period end.

(c)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)  Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

(e)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(f)  Variable rate coupon, rate shown as of October 31, 2014.

  As of October 31, 2014, the aggregate cost of securities for federal income tax purposes was $ 444,072,913.
Unrealized appreciation and depreciation on investments for federal income tax purposes are as follows:

Gross unrealized appreciation	$1,699,629
Gross unrealized depreciation	(15,163,744)
Net unrealized depreciation	$(13,464,115)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Annual Report 2014

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments

October 31, 2014

Floating Rate Term Loans 44.4%(b)

	Principal Amount	Value(a)
Aerospace & Defense 1.7%
DAE Aviation Holdings, Inc., Initial Loan 2nd Lien, 7.75%, 08/05/2019	$1,175,000	$1,170,594
DAE Aviation Holdings, Inc., Tranche B-1 Loan (2018), 5.00%, 11/02/2018	207,670	207,345
Doncasters U.S., LLC, Term Loan 2nd Lien, 9.50%, 10/09/2020	689,655	685,345
		2,063,284
Banking, Finance & Insurance 1.1%
Asurion, LLC, 2nd Lien Term Loan, L+7.50%, 03/03/2021(c)	1,250,000	1,269,063
Beverage, Food & Tobacco 1.3%
Charger OpCo B.V., EUR Term Loan B, (Netherlands), L+3.50%, 06/30/2021(c)	€750,000	929,161
Charger OpCo B.V., US Term Loan B, (Netherlands), L+3.50%, 07/23/2021(c)	$600,000	594,000
		1,523,161
Broadcasting & Entertainment 1.8%
Clear Channel Communications, Inc., Tranche E Term Loan, L+7.50%, 07/30/2019(c)	1,000,000	960,310
TWCC Holding Corporation, Term Loan 2nd Lien, 7.00%, 06/26/2020	1,250,000	1,224,475
		2,184,785
Business Equipment & Services 1.7%
Twelve Beeches Sarl, Facility C, (Luxembourg), 5.50%, 08/02/2019	£1,250,000	1,988,136
Cable & Satellite TV 2.4%
Altice Financing S.A., Term Loan, (Luxembourg), 5.50%, 07/02/2019	$1,488,750	1,496,194
Promotora de Informaciones, S.A., Tranche 2, (Spain), L+2.60%, 12/10/2018(c)	€1,250,000	1,391,069
		2,887,263

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Chemicals, Plastics & Rubber 1.8%
Colouroz Investment 1, GmbH, Initial Term Loan C, (Denmark), L+3.75%, 09/03/2021(c)	$51,949	$50,715
Colouroz Investment 2, LLC, Initial Term B-2 Loan, 4.75%, 09/03/2021	314,250	306,787
Colouroz Investment 2, LLC, Initial Term B-2 Loan 2nd Lien, 8.25%, 05/02/2021	937,500	890,625
Flint Group GmbH, Initial Euro Term Loan 2nd Lien, (Denmark), 8.25%, 05/02/2021	€348,580	418,400
Vertellus Specialties, Inc., Term Loan B, L+9.50%, 10/31/2019(c)	$500,000	482,500
		2,149,027
Consumer Products 1.5%
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	1,451,250	1,327,894
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020	500,000	440,000
		1,767,894
Diversified & Conglomerate Services 1.2%
Syncreon Global Finance (US), Inc., Term Loan, 5.25%, 10/28/2020	1,488,750	1,481,306
Electronics 1.1%
Smart Technologies ULC, Term B Loan, (Canada), 10.50%, 01/31/2018	1,387,500	1,352,813
Grocery 2.7%
Albertson's, LLC, Term Loan B4, 4.50%, 08/25/2021	1,000,000	1,000,180
GOBP Holdings, Inc., Initial Term Loan, 5.75%, 10/21/2021	1,285,714	1,282,500
GOBP Holdings, Inc., Initial Term Loan, L+8.25%, 10/14/2022(c)	946,000	936,540
		3,219,220

Annual Report 2014

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

October 31, 2014

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Healthcare, Education & Childcare 0.3%
STHI Holdings, Inc., Initial Term Loan, 4.50%, 08/06/2021	$357,143	$354,911
Hotels, Motels, Inns & Gaming 1.6%
Scientific Games International, Inc., Initial Term B-2 Loan, 6.00%, 10/01/2021	2,000,000	1,956,660
Leisure, Amusement & Entertainment 0.9%
Delta 2 (Lux) Sarl, Term Loan 2nd Lien, (Luxembourg), 7.75%, 08/08/2022	1,113,861	1,108,994
Manufacturing 1.7%
Husky Injection Molding Systems, Ltd., 2nd Lien Term Loan, (Canada), 7.25%, 06/30/2022	1,300,000	1,270,750
Husky Injection Molding Systems, Ltd., Initial Term Loan, (Canada), 4.25%, 06/30/2022	767,072	753,971
		2,024,721
Oil & Gas 5.1%
Chief Exploration & Development, LLC, 2nd Lien Term Loan, 7.50%, 05/16/2021	750,000	720,000
Energy & Exploration Partners, LLC, Initial Loan, 7.75%, 01/22/2019	2,211,752	2,007,165
Quicksilver Resources, Inc., Term Loan 2nd Lien, 7.00%, 06/21/2019	1,500,000	1,347,495
Templar Energy, LLC, Incremental Term Loans 2nd Lien, 8.50%, 11/25/2020	2,302,982	2,074,987
		6,149,647
Personal Transportation 0.8%
Air Medical Holdings, LLC, B-1 Term Loan, 5.00%, 06/30/2018	991,695	992,518
Personal, Food & Miscellaneous Services 1.6%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 04/02/2020	2,474,874	1,887,092

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Pipeline 1.9%
Atlas Energy, L.P., Loan, 6.50%, 07/31/2019	$1,486,241	$1,481,603
Crestwood Holdings, LLC, Tranche B-1 Term Loan, 7.00%, 06/19/2019	730,381	727,642
		2,209,245
Printing & Publishing 3.4%
Dex Media East, LLC, Term Loan (2016), 6.00%, 12/30/2016	1,259,393	1,016,960
Dex Media West, LLC, Term Loan, 8.00%, 12/30/2016	1,277,393	1,141,351
F&W Media, Inc., Initial Term Loan, 7.75%, 06/30/2019	983,042	953,550
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	964,894	966,100
		4,077,961
Retail Stores 1.8%
Rite Aid Corporation, Second Priority Tranche 1 Term Loans, 5.75%, 08/21/2020	2,170,000	2,180,850
Service & Equipment 0.7%
Ship Luxco 3 Sarl, Facility B1A-II, (Luxembourg), 6.00%, 11/29/2019	£500,000	800,163
Technology 2.6%
Allflex Holdings III, Inc., (U.S.) Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	$1,500,000	1,477,500
Ship Midco, Ltd., Facility C1 (GBP), (Great Britain), 5.75%, 11/29/2019	£1,000,000	1,596,425
		3,073,925
Telecommunications 1.4%
Eircom Finco Sarl, Facility B2 Loan, (Luxembourg), 4.59%, 09/30/2019	€1,400,000	1,667,262

Annual Report 2014

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

October 31, 2014

Floating Rate Term Loans(b) (continued)

	Principal Amount	Value(a)
Utilities 2.3%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), L+5.38%, 08/13/2018(c)(d)	$174,037	$46,202
Alinta Energy Finance Pty, Ltd., Term B Loan, (Australia), L+5.38%, 08/13/2019(c)	2,636,027	2,657,985
		2,704,187
Total Floating Rate Term Loans (Cost: $55,065,218)		53,074,088

Corporate Bonds 65.8%

Banking, Finance & Insurance 2.9%
Innovia Group Finance PLC, 144A, (Great Britain), 5.08%, 03/31/2020(e)	€1,550,000	1,912,636
TransUnion Holding Company, Inc., 9.63%, 06/15/2018(f)	$1,500,000	1,548,750
		3,461,386
Beverage, Food & Tobacco 2.2%
Premier Foods Finance PLC, 144A, (Great Britain), 5.56%, 03/16/2020(e)	£1,485,000	2,132,361
Premier Foods Finance PLC, 144A, (Great Britain), 6.50%, 03/15/2021	$317,000	455,769
		2,588,130
Broadcasting & Entertainment 2.0%
LIN Television Corporation, 8.38%, 04/15/2018	2,312,000	2,407,370
Buildings & Real Estate 2.5%
BMBG Bond Finance S.C.A., 144A, (Luxembourg), 5.08%, 10/15/2020(e)	€1,250,000	1,569,068
Interline Brands, Inc., 10.00%, 11/15/2018(f)	$1,313,000	1,368,802
		2,937,870
Business Equipment & Services 2.5%
TMF Group Holding B.V., 144A, (Netherlands), 5.54%, 12/01/2018(e)	€875,000	1,090,785
TMF Group Holding B.V., 144A, (Netherlands), 9.88%, 12/01/2019	1,500,000	1,907,687
		2,998,472

Corporate Bonds (continued)

	Principal Amount	Value(a)
Cable & Satellite TV 4.7%
AMC Networks, Inc., 7.75%, 07/15/2021	$1,000,000	$1,090,000
Intelsat Jackson Holdings SA, (Luxembourg), 8.50%, 11/01/2019	1,250,000	1,303,125
Unitymedia KabelBW GmbH, 144A, (Denmark), 9.63%, 12/01/2019	€1,500,000	1,973,081
Ziggo Bond Co. B.V., 144A, (Netherlands), 8.00%, 05/15/2018	900,000	1,220,491
		5,586,697
Chemicals, Plastics & Rubber 1.6%
Huntsman International, LLC, 8.63%, 03/15/2020	$1,000,000	1,072,760
Vertellus Specialties, Inc., 144A, 9.38%, 10/01/2015	817,000	819,043
		1,891,803
Consumer Products 2.6%
Elizabeth Arden, Inc., 7.38%, 03/15/2021	1,750,000	1,588,125
NBTY, Inc., 9.00%, 10/01/2018	1,500,000	1,558,125
		3,146,250
Containers, Packaging & Glass 1.9%
Berry Plastics Corporation, 9.75%, 01/15/2021	1,125,000	1,255,781
Reynolds Group Issuer, Inc., 9.00%, 04/15/2019	1,000,000	1,045,000
		2,300,781
Diversified & Conglomerate Services 2.7%
Affinion Investments, LLC, 144A, 13.50%, 08/15/2018	1,275,000	1,071,000
Syncreon Group B.V., 144A, (Netherlands), 8.63%, 11/01/2021	750,000	733,125
United Rentals North America, Inc., 8.38%, 09/15/2020	1,300,000	1,407,250
		3,211,375

Annual Report 2014

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

October 31, 2014

Corporate Bonds (continued)

	Principal Amount	Value(a)
Electronics 2.9%
NeuStar, Inc., 4.50%, 01/15/2023	$1,500,000	$1,297,500
Syniverse Holdings, Inc., 9.13%, 01/15/2019	2,129,000	2,235,450
		3,532,950
Furnishings, Housewares Durable Consumables 1.1%
Masonite International Corporation, 144A, (Canada), 8.25%, 04/15/2021	1,250,000	1,337,500
Healthcare, Education & Childcare 2.3%
ConvaTec Finance International SA, 144A, (Luxembourg), 8.25%, 01/15/2019(f)	1,120,000	1,143,940
Jaguar Holding Company I, 144A, 9.38%, 10/15/2017(f)	1,500,000	1,535,625
Lantheus Medical Imaging, Inc., 9.75%, 05/15/2017	90,000	84,825
		2,764,390
Hotels, Motels, Inns & Gaming 12.2%
Boyd Gaming Corporation, 9.13%, 12/01/2018	500,000	523,750
Gala Electric Casinos, PLC, 144A, (Great Britain), 11.50%, 06/01/2019	£1,250,000	2,078,700
Gala Group Finance, PLC, 144A, (Great Britain), 8.88%, 09/01/2018	495,900	827,040
Marina District Finance Company, Inc., 9.88%, 08/15/2018	$2,000,000	2,105,000
Mohegan Tribal Gaming Authority, 144A, 11.00%, 09/15/2018	2,000,000	1,980,000
Peninsula Gaming, LLC, 144A, 8.38%, 02/15/2018	2,000,000	2,110,000
Pinnacle Entertainment, Inc., 8.75%, 05/15/2020	1,250,000	1,328,125
Seneca Gaming Corporation, 144A, 8.25%, 12/01/2018	1,250,000	1,306,250
SNAI S.p.A., 144A, (Italy), 7.63%, 06/15/2018	€1,118,000	1,384,434
SNAI S.p.A., 144A, (Italy), 12.00%, 12/15/2018	750,000	944,279
		14,587,578

Corporate Bonds (continued)

	Principal Amount	Value(a)
Mining, Steel, Non-Precious Metals 1.0%
Peabody Energy Corporation, 6.50%, 09/15/2020	$1,250,000	$1,190,625
Oil & Gas 6.6%
EP Energy, LLC, 9.38%, 05/01/2020	1,250,000	1,365,625
Ferrellgas Partners, L.P., 8.63%, 06/15/2020	1,687,000	1,754,480
Halcon Resources Corporation, 8.88%, 05/15/2021	1,000,000	820,000
Halcon Resources Corporation, 9.25%, 02/15/2022	1,000,000	812,500
Halcon Resources Corporation, 9.75%, 07/15/2020	217,000	181,059
Laredo Petroleum, Inc., 9.50%, 02/15/2019	1,500,000	1,582,500
Midstates Petroleum Company, Inc., 10.75%, 10/01/2020	1,500,000	1,335,000
		7,851,164
Packaging 4.9%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	1,634,000	1,740,210
GCL Holdings S.C.A., 144A, (Luxembourg), 9.38%, 04/15/2018	€1,500,000	1,959,363
Guala Closures S.p.A., 144A, (Italy), 5.57%, 11/15/2019(e)	150,000	187,455
Packaging Dynamics Corporation, 144A, 8.75%, 02/01/2016	$2,000,000	2,015,000
		5,902,028
Personal Transportation 1.4%
Air Medical Group Holdings, Inc., 9.25%, 11/01/2018	1,600,000	1,672,000
Personal, Food & Miscellaneous Services 1.3%
Pantry, Inc., 8.38%, 08/01/2020	1,442,000	1,514,100
Pipeline 0.7%
Atlas Pipeline Partners, L.P., 5.88%, 08/01/2023	119,000	123,463
Crestwood Midstream Partners, L.P., 7.75%, 04/01/2019	250,000	262,812

Annual Report 2014

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (continued)

October 31, 2014

Corporate Bonds (continued)

	Principal Amount	Value(a)
Kinder Morgan, Inc., 144A, 5.63%, 11/15/2023	$470,000	$517,000
		903,275
Retail Stores 0.4%
Hema Bondco I B.V., 144A, (Netherlands), 6.25%, 06/15/2019	€445,000	490,856
Service & Equipment 1.6%
First Data Corporation, 144A, 8.75%, 01/15/2022(f)	$1,000,000	1,092,500
First Data Corporation, 144A, 8.88%, 08/15/2020	750,000	811,875
		1,904,375
Technology 1.8%
Epicor Software Corporation, 8.63%, 05/01/2019	2,000,000	2,127,500
Telecommunications 0.6%
Digicel, Ltd., 144A, (Bermuda), 8.25%, 09/01/2017	750,000	767,813
Utilities 1.4%
NRG Energy, Inc., 8.25%, 09/01/2020	1,500,000	1,621,875
Total Corporate Bonds (Cost: $82,701,846)		78,698,163

Collateralized Loan Obligations/
Collateralized Debt Obligations 25.7%

Banking, Finance & Insurance 1.8%
Northwoods Capital X, Ltd., 144A, (Cayman Islands), 4.84%, 11/04/2025(e)	2,000,000	1,732,274
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 11/07/2025	500,000	410,345
		2,142,619
Structured Finance Obligations 23.9%
AMMC CLO XIII, Ltd., 144A, (Cayman Islands), 5.03%, 01/26/2026(e)	2,000,000	1,771,774
AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 5.15%, 07/27/2026(e)	1,000,000	876,516

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Apidos CLO XVI, 144A, (Cayman Islands), 4.73%, 01/19/2025(e)	$2,000,000	$1,727,102
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 3.68%, 02/17/2026(e)	1,000,000	910,993
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 4.93%, 02/17/2026(e)	2,000,000	1,711,654
Babson CLO, Inc., 2007-I, 144A, (Cayman Islands), 01/18/2021	1,000,000	728,987
Babson CLO, Ltd., 2013-II, 144A, (Cayman Islands), 4.73%, 01/18/2025(e)	2,000,000	1,762,802
Cent CLO XVIII, Ltd., 144A, (Cayman Islands), 4.83%, 07/23/2025(e)	3,000,000	2,621,382
Cent CLO XXI, Ltd., 144A, (Cayman Islands), 3.73%, 07/27/2026(e)	1,000,000	926,057
Flatiron CLO 2013-1, Ltd., 144A, (Cayman Islands), 5.13%, 01/17/2026(e)	1,750,000	1,565,233
ING IM CLO 2012-1, Ltd., 144A, (Cayman Islands), 5.43%, 03/14/2022(e)	2,000,000	1,967,326
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 5.23%, 07/15/2026(e)	2,000,000	1,736,350
LCM XIII, L.P., 144A, (Cayman Islands), 01/19/2023	875,000	654,540
Madison Park Funding IV, Ltd., (Cayman Islands), 03/22/2021	700,000	1,070,533
Mountain Hawk III CLO, Ltd., 144A, (Cayman Islands), 5.08%, 04/18/2025(e)	2,000,000	1,763,032
Nautique Funding, Ltd., 144A, (Cayman Islands), 04/15/2020	1,300,000	759,328
Octagon Investment Partners XVIII, Ltd., 144A, (Cayman Islands), 5.48%, 12/16/2024(e)	2,000,000	1,820,340
OHA Credit Partners VI, Ltd., 144A, (Cayman Islands), 4.53%, 05/15/2023(e)	750,000	663,824
OZLM Funding V, Ltd., 144A, (Cayman Islands), 4.98%, 01/17/2026(e)	2,000,000	1,735,396

Annual Report 2014

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments (concluded)

October 31, 2014

Collateralized Loan Obligations/
Collateralized Debt Obligations (continued)

	Principal Amount	Value(a)
Symphony CLO IV, Ltd., (Cayman Islands), 07/18/2021	$500,000	$425,077
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 5.53%, 06/10/2025(e)	1,500,000	1,366,500
		28,564,746
Total Collateralized Loan Obligations/ Collateralized Debt Obligations (Cost: $31,818,876)		30,707,365
Total Investments — 135.9% (Cost: $169,585,940)		$162,479,616
Liabilities in Excess of Other Assets — (35.9%)		(42,936,977)
Net Assets — 100.0%		$119,542,639

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate at period end.

(c)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)  Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(e)  Variable rate coupon, rate shown as of October 31, 2014.

(f)  Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

  As of October 31, 2014, the aggregate cost of securities for federal income tax purposes was $ 169,586,031.
Unrealized appreciation and depreciation on investments for federal income tax purposes are as follows:

Gross unrealized appreciation	$229,021
Gross unrealized depreciation	(7,335,436)
Net unrealized depreciation	$(7,106,415)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Assets and Liabilities

October 31, 2014

	Ares Dynamic Credit Allocation Fund, Inc.	Ares Multi-Strategy Credit Fund, Inc.
Assets:
Investments, at value (cost $444,028,910 and $169,585,940, respectively)	$430,608,798	$162,479,616
Cash	14,830,110	3,900,369
Cash denominated in foreign currency, at value (cost $10,647,831 and $4,868,601, respectively)	10,568,624	4,848,528
Receivable for securities sold	15,970,805	8,621,464
Interest and principal receivable	5,812,002	2,321,966
Deferred debt issuance cost	185,314	148,632
Prepaid expenses	2,426	8,418
Total assets	477,978,079	182,328,993
Liabilities:
Line of credit outstanding	134,005,755	54,414,368
Payable for securities purchased	21,927,430	7,985,391
Payable for investment advisory fees	386,123	146,000
Payable for interest expense	58,057	36,822
Payable for administration, custodian and transfer agent fees	47,975	20,743
Payable for investor support fees	38,612	17,425
Payable for commitment fee	5,553	1,373
Accrued expenses and other payables	140,688	164,232
Total liabilities	156,610,193	62,786,354
Net assets	$321,367,886	$119,542,639
Net assets consist of:
Paid-in capital	$327,040,118	$123,963,326
Accumulated net realized gain on investments and foreign currency	3,130,267	259,480
Net unrealized appreciation/(depreciation) on investments and foreign currency	(8,802,499)	(4,680,167)
Net assets	$321,367,886	$119,542,639
Common shares:
Shares outstanding (authorized 1 billion shares of each Fund of $0.001 par value)	17,166,012	5,204,200
Net asset value per share	$18.72	$22.97

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Operations

For the year ended October 31, 2014

	Ares Dynamic Credit Allocation Fund, Inc.	Ares Multi-Strategy Credit Fund, Inc.
Investment income:
Interest	$30,015,309	$11,473,664
Expenses:
Investment advisory fees (Note 6)	4,705,479	1,695,230
Interest expense (Note 5)	1,862,987	600,821
Investor support fees (Note 6)	478,351	203,332
Administration, custodian and transfer agent fees (Note 6)	378,029	153,253
Insurance expense	268,768	116,536
Legal fees	292,455	255,000
Amortization of debt issuance cost (Note 5)	186,340	79,912
Audit fees	97,000	103,700
Directors fees	80,000	80,000
Printing expense	63,000	61,500
Commitment fee expense (Note 5)	20,630	17,222
Other expenses	191,291	83,048
Total expenses	8,624,330	3,449,554
Net investment income	21,390,979	8,024,110
Net realized and change in unrealized gain/(loss) on investments and foreign currency
Net realized gain on investments	2,170,503	1,175,594
Net realized loss on foreign currency	(621,574)	(972,439)
Net change in unrealized appreciation/(depreciation) on investments	(18,243,125)	(6,923,789)
Net change in unrealized appreciation/(depreciation) on foreign currency	7,246,103	2,426,158
Net realized and change in unrealized loss on investments and foreign currency	(9,448,093)	(4,294,476)
Total increase in net assets resulting from operations	$11,942,886	$3,729,634

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Changes in Net Assets

For the periods shown

	Ares Dynamic Credit Allocation Fund, Inc.		Ares Multi-Strategy Credit Fund, Inc.
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)	Year Ended October 31, 2014	Period Ended October 31, 2013(b)
Increase (decrease) in net assets from operations:
Net investment income/(loss)	$21,390,979	$18,680,892	$8,024,110	$(59,134)
Net realized gain on investments and foreign currency	1,548,929	5,541,142	203,155	784
Net change in unrealized appreciation/ (depreciation) on investments and foreign currency	(10,997,022)	2,194,523	(4,497,631)	(182,536)
Net increase/(decrease) from operations	11,942,886	26,416,557	3,729,634	(240,886)
Distributions to shareholders from:
Net investment income	(24,101,066)	(20,079,948)	(7,936,405)	—
Increase (decrease) in net assets from operations and distributions	(12,158,180)	6,336,609	(4,206,771)	(240,886)
Share transactions:
Proceeds from sale of shares	—	326,879,000	—	123,890,000
Value of distributions reinvested	—	210,457	—	—
Net increase from share transactions	—	327,089,457	—	123,890,000
Total increase (decrease) in net assets	(12,158,180)	333,426,066	(4,206,771)	123,649,114
Net Assets, beginning of period	333,526,066	100,000	123,749,410	100,296
Net Assets, end of period	$321,367,886	$333,526,066	$119,542,639	$123,749,410
Undistributed net income/Distributions in excess of net investment income/(loss)	$(2,710,087)	$—	$29,355	$(58,350)

(a) For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b) For the period from October 28, 2013 (commencement of operations) to October 31, 2013.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Statements of Cash Flows

For the year ended October 31, 2014

	Ares Dynamic Credit Allocation Fund, Inc.	Ares Multi-Strategy Credit Fund, Inc.
Operating activities:
Net increase in net assets from operations	$11,942,886	$3,729,634
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in)/provided by operating activities:
Purchases of investments	(478,301,299)	(384,758,012)
Proceeds from the sale of investments	513,430,688	254,983,237
Amortization and accretion of discounts and premiums, net	495,908	399,070
Net realized gain on investments	(2,170,503)	(1,175,594)
Net realized (gain)/loss on foreign currency	621,574	972,439
Net change in unrealized appreciation on investments	18,243,125	6,923,789
Net change in unrealized depreciation on foreign currency	(7,246,103)	(2,426,158)
Changes in operating assets and liabilities:
Receivable for securities sold	9,491,063	(8,506,680)
Interest and principal receivable	(265,513)	(1,760,360)
Deferred debt issuance cost	42,386	(148,632)
Prepaid expenses	(2,426)	(8,418)
Payable for securities purchased	(30,040,779)	(31,726,040)
Payable for investment advisory fees	(13,520)	142,596
Payable for interest expense	(30,917)	36,822
Payable for commitment fee	717	1,373
Payable for investor support fees	(9,345)	17,017
Payable for administration, custodian and transfer agent fees	18,156	20,284
Accrued expenses and other payables	(35,126)	109,369
Offering costs paid for sale of shares	—	(260,000)
Net cash (used in)/provided by operating activities	36,170,972	(163,434,264)
Financing activities:
Borrowings on line of credit	108,386,288	81,901,388
Paydowns on line of credit	(106,577,574)	(24,930,482)
Distributions paid — common shareholders — net	(24,101,066)	(7,936,405)
Net cash (used in)/provided by financing activities	(22,292,352)	49,034,501
Effect of exchange rate changes on cash	(421,610)	(1,101,636)
Net increase/(decrease) in cash	13,457,010	(115,501,399)
Cash:
Beginning of period	11,941,724	124,250,296
End of period	$25,398,734	$8,748,897
Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,893,904	$563,999

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

For the periods shown

	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value, beginning of period	$19.43	$19.10
Income from investment operations:
Net investment income	1.24	1.09
Net realized and change in unrealized gain (loss)	(0.55)	0.45
Total from investment operations	0.69	1.54
Less distributions declared to shareholders:
From net investment income	(1.40)	(1.17)
Capital share transactions:
Common share offering costs charged to paid-in capital	—	(0.04)
Net asset value common shares, end of period	$18.72	$19.43
Market value common shares, end of period	$16.86	$18.05
Net asset value total return(b)	3.54%	8.04%
Market value total return(d)	1.02%	(4.03)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$321,368	$333,526
Expenses, inclusive of interest expense and amortization of debt issuance costs	2.58%	2.18	%(c)
Expenses, exclusive of interest expense and amortization of debt issuance costs	1.97%	1.74	%(c)
Net investment income	6.40%	5.74	%(c)
Portfolio turnover rate	96.01%	189.46	%(c)

(a)  For the period from November 27, 2012 (commencement of operations) to October 31, 2013.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

(c)  Not annualized.

(d)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

Annual Report 2014

Ares Multi-Strategy Credit Fund, Inc.

Financial Highlights

For the periods shown

	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value, beginning of period	$23.78	$23.88
Income from investment operations:
Net investment income (loss)	1.55	(0.01)
Net realized and change in unrealized loss	(0.83)	(0.04)
Total from investment operations	0.72	(0.05)
Less distributions declared to shareholders:
From net investment income	(1.53)	—
Capital share transactions:
Common share offering costs charged to paid-in capital	—	(0.05)
Net asset value common shares, end of period	$22.97	$23.78
Market value common shares, end of period	$20.34	$24.39
Net asset value total return(b)	2.82%	(0.29)%
Market value total return(d)	(10.53)%	(2.44)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$119,543	$123,749
Expenses, inclusive of interest expense and amortization of debt issuance costs	2.77%	0.05	%(c)
Expenses, exclusive of interest expense and amortization of debt issuance costs	2.23%	0.05	%(c)
Net investment income	6.45%	(0.05	)%(c)
Portfolio turnover rate	150.42%	0.30	%(c)

(a)  For the period from October 28, 2013 (commencement of operations) to October 31, 2013.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

(c)  Not annualized.

(d)  Based on market value per share (beginning market value common shares $25.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements

October 31, 2014

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") and Ares Multi-Strategy Credit Fund, Inc. ("ARMF") (individually, a "Fund" or, collectively, the "Funds") are corporations incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as closed-end, non-diversified, management investment companies, and intend to qualify each year to be treated as Regulated Investment Companies under Subchapter M of the Internal Revenue Code of 1986, as amended. ARDC and ARMF commenced operations on November 27, 2012 and October 28, 2013, respectively. Ares Capital Management II LLC (the "Adviser") serves as the investment adviser to the Funds. The Funds' common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbols "ARDC" and "ARMF", respectively.

Investment Objective

ARDC's investment objective is to provide an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are expected to be primarily high yield issues rated below investment grade, and (iii) debt securities ("CLO Debt Securities") issued by entities commonly referred to, and referred to herein, as collateralized loan obligations ("CLOs"). The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

ARMF's investment objective is to provide an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are expected to be primarily high yield issues rated below investment grade, and (iii) securities issued by entities commonly referred to, and referred to herein, as CLOs including investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

(2) Significant Accounting Policies

Accounting Estimates

The funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Funds have entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements ("Unfunded loan commitments"). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of October 31, 2014, the fair value of the loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $276,994 and $129,285 for ARDC and ARMF, respectively.

Interest Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Funds may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, is added to the principal balance and adjusted cost of the investments and recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Funds do not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at year end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Offering Expenses

The Adviser or an affiliate of the Adviser agreed to pay all offering costs (other than sales loads) incurred in connection with the Funds' initial offering in excess of $0.04 and $0.05 per share for ARDC and ARMF, respectively. Offering costs incurred by the Funds were $686,000 and $260,000 for ARDC and ARMF, respectively, in connection with the Funds' Initial Public Offering and are reported on the Statements of Changes in Net Assets as an offset to Proceeds from sale of shares.

Dividends and Distributions

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their net investment income after the payment of interest owed with respect to notes or other forms of leverage utilized by the Funds. The Funds intend to pay any capital gains distributions at least annually.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. Each Fund will make distributions only if authorized by its Board of Directors and declared by the Fund out of assets legally available for these distributions. Each Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to each Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If a Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board of Directors may elect to change either Fund's distribution policy at any time.

Organizational Expenses

The Adviser or an affiliate of the Adviser paid all of the Funds' organizational expenses. As a result, organizational expenses of the Funds are not reflected in the Funds' financial statements.

Commitments

In the normal course of business, the Funds' investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Funds' custodian. These activities may expose the Funds to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

with standard business practice, the Funds enter into contracts that contain a variety of indemnifications, and are engaged from time to time in various legal actions. The maximum exposure of the Funds under these arrangements and activities is unknown. However, the Funds expect the risk of material loss to be remote.

Income Taxes

The Funds intend to distribute all or substantially all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Funds may elect to incur an excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the income earned up to December 31, 2013, a U.S. federal excise tax of $138,871 and $26,970 was paid for ARDC and ARMF, respectively.

As of October 31, 2014, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing treatments for foreign currency gains and losses, distributions, excise taxes paid, paydown gains and losses, losses due to wash sales, late year ordinary loss deferrals, and consent fees. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise. On the Statement of Assets and Liabilities, the following reclassifications were made:

Ares Dynamic Credit Allocation Fund, Inc.

$
Undistributed net investment income	2,710,087
Accumulated net realized gain/(loss)	(2,571,216)
Additional paid-in capital/(reduction)	(138,871)

Ares Multi-Strategy Credit Fund, Inc.

$
Undistributed net investment income	(29,355)
Accumulated net realized gain/(loss)	56,325
Additional paid-in capital/(reduction)	(26,970)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Funds.

The character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

Ares Dynamic Credit Allocation Fund, Inc.

$
Ordinary income	24,101,066
Capital gain	—

Ares Multi-Strategy Credit Fund, Inc.

$
Ordinary income	7,936,405
Capital gain	—

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Ares Dynamic Credit Allocation Fund, Inc.

$
Undistributed ordinary income	1,864,587
Undistributed capital gains	1,309,683
Accumulated capital and other losses	—
Other undistributed ordinary losses	—
Net unrealized depreciation	(8,846,502)
Total accumulated earnings	(5,672,232)

Ares Multi-Strategy Credit Fund, Inc.

$
Undistributed ordinary income	259,571
Undistributed capital gains	—
Accumulated capital and other losses	—
Other undistributed ordinary losses	—
Net unrealized depreciation	(4,680,258)
Total accumulated deficit	(4,420,687)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

The funds had no capital loss carryovers as of October 31, 2014.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

(3) Investments

Fair Value Measurements

The Funds follow the provisions of Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines "fair value" as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date in the principal or most advantageous market of the investment. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including a single broker quote or the Fund's own assumptions in determining the fair value of investments)

The fair value of the Funds' investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. The Funds' custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by each Fund's Board of Directors. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models of third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third-party pricing sources. For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value. The main inputs into the Adviser's valuation model for these Level 3 securities

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows. The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments as well as other liquidity, credit and market risk factors. Models will be adjusted as deemed necessary by the Adviser.

Ares Dynamic Credit Allocation Fund, Inc.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	134,701,591	12,939,868	147,641,459
Corporate Bonds	—	207,118,180	—	207,118,180
Collateralized Loan Obligations/ Collateralized Debt Obligations	—	—	75,849,159	75,849,159
Total Investments	—	341,819,771	88,789,027	430,608,798

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the year ended October 31, 2014:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Balance as of 10/31/13	24,888,248	5,003,397	77,524,340	107,415,985
Purchases(a)	11,537,188	480,938	16,375,680	28,393,806
Sales(b)	(18,608,597)	(5,510,930)	(18,048,125)	(42,167,652)
Realized gain/ (loss) and net change in unrealized appreciation/ (depreciation)	(140,736)	53,304	(309,542)	(396,974)
Accrued discounts/ (premiums)	46,265	(26,709)	306,806	326,362
	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	(4,782,500)	—	—	(4,782,500)
Balance as of 10/30/14	12,939,868	—	75,849,159	88,789,027
Net change in unrealized appreciation/ (depreciation) from Investments held as of 10/31/14	(46,763)	—	(542,612)	(589,375)

Investments were transferred into and out of Level 3 and into and out of Level 2 during the year ended October 31, 2014 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a) Purchases include paid-in-kind interest and securities received from restructure.

(b) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of October 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Floating Rate Term Loans	12,939,868	Broker quotes and/or 3rd party pricing services	N/A	N/A
Collateralized Loan Obligation/ Collateralized Debt Obligation	75,849,159	Broker quotes and/or 3rd party pricing services	N/A	N/A
Total Level 3 Investments	88,789,027

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

Ares Multi-Strategy Credit Fund, Inc.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	46,833,379	6,240,709	53,074,088
Corporate Bonds	—	78,698,163	—	78,698,163
Collateralized Loan Obligations/ Collateralized Debt Obligations	—	—	30,707,365	30,707,365
Total Investments	—	125,531,542	36,948,074	162,479,616

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the year ended October 31, 2014:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Balance as of 10/31/13	1,243,750	4,031,250	684,793	5,959,793
Purchases(a)	6,412,932	655,500	31,576,327	38,644,759
Sales(b)	(138,807)	(2,119,246)	(591,087)	(2,849,140)
Realized gain/ (loss) and net change in unrealized appreciation/ (depreciation)	(47,818)	(47,915)	(1,106,305)	(1,202,038)
Accrued discounts/ (premiums)	14,402	(19,589)	143,637	138,450
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	(1,243,750)	(2,500,000)	—	(3,743,750)
Balance as of 10/30/14	6,240,709	—	30,707,365	36,948,074
	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Net change in unrealized appreciation/ (depreciation) from Investments held as of 10/31/14	(51,106)	—	(1,106,305)	(1,157,411)

Investments were transferred into and out of Level 3 and into and out of Level 2 during the year ended October 31, 2014 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a) Purchases include paid-in-kind interest and securities received from restructure.

(b) Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of October 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Floating Rate Term Loans	6,240,709	Broker quotes and/or 3rd party pricing services	N/A	N/A
Collateralized Loan Obligation/ Collateralized Debt Obligation	30,707,365	Broker quotes and/or 3rd party pricing services	N/A	N/A
Total Level 3 Investments	36,948,074

(4) Common Stock

Common share transactions were as follows:

Ares Dynamic Credit Allocation Fund, Inc.

	Year Ended October 31, 2014
	Shares	Amount ($)
Common shares outstanding — beginning of year	17,166,012	327,189,457
Common shares outstanding — end of year	17,166,012	327,189,457

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

Ares Multi-Strategy Credit Fund, Inc.

	Year Ended October 31, 2014
	Shares	Amount ($)
Common shares outstanding — beginning of year	5,204,200	123,990,296
Common shares outstanding — end of year	5,204,200	123,990,296

(5) Credit Facility

On October 2, 2014, ARDC and ARMF entered into amended credit agreements with State Street Bank and Trust (the "Lender") in which the Lender agreed to make loans up to $150 million and $62 million, respectively, to the Funds under revolving credit facilities (the "Credit Facility") secured by certain assets of each Fund. Loans under each Credit Facility generally bear interest at the applicable LIBOR rate plus 0.85%. Unused portions of each Credit Facility will accrue a commitment fee equal to an annual rate of 0.10% if 75% of each Credit Facility is utilized or 0.20% if less than 75% of each Credit Facility is utilized. Upfront fees including related legal expenses incurred by each Fund in connection with each Credit Facility were deferred and are amortized on an effective yield method over a two-year period. These amounts are included in the Statements of Operations as Amortization of debt issuance cost. The Funds entered into these credit agreements to have the ability, if necessary, to purchase investments. The fair value of ARDC's and ARMF's borrowings under each Credit Facility approximates the carrying amount presented in the accompanying Statement of Assets and Liabilities based on a yield analysis and remaining maturities for which ARDC and ARMF have determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans during the year from November 1, 2013 to October 31, 2014 was approximately $136,414,360 and $49,459,764 with average borrowing costs of 1.38% and 1.34% for ARDC and ARMF, respectively. As of October 31, 2014, the amounts outstanding under this Credit Facility were $134,005,755 and $54,414,368 for ARDC and ARMF, respectively.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management, L.P. ("Ares") and leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Funds pursuant to separate investment advisory agreements with the Funds (each an "Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, each Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Funds' Managed Assets. For ARDC, "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. For ARMF, "Managed Assets" means the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund. The liquidation preference of any preferred stock issued by ARMF is not considered a liability for this calculation. In addition to each Fund's advisory services, the Adviser or any of its affiliates provides certain administrative services, including accounting, legal, compliance, clerical or administrative services, to the Funds at the request of the Funds. For ARDC, the Adviser has the right to be reimbursed for such costs, provided that no such reimbursement shall be payable by the Funds in respect of costs of the Adviser or its affiliates incurred prior to November 1, 2014. For ARMF, the Adviser has contractually agreed until October 31, 2015 to not seek reimbursement from ARMF for costs of the Adviser and its affiliates for providing certain non-advisory services to ARMF. The contractual agreement may be terminated by the Adviser at any time upon 30 days' notice to ARMF. The total expenses incurred for the year ended October 31, 2014 were $4,705,479 and $1,695,230 for ARDC and ARMF, respectively.

The Funds have engaged State Street Bank and Trust Company ("State Street") to serve as the Funds' administrator, custodian and transfer agent. Under the service agreements between State Street and the Funds, State Street provides certain administrative services necessary for the operation of the Funds. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Funds pay State Street for these services. The total expenses incurred for the year ended October 31, 2014 were $378,029 and $153,253 for ARDC and ARMF, respectively.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

The Funds have retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Funds. Such services include providing ongoing contact with respect to the Funds and their performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Funds' common shares, and with the closed-end Fund analyst community regarding the Funds on a regular basis, and developing and maintaining a website for the Funds. The Funds pay Destra 0.12% of Managed Assets for the first year of operation and 0.10% thereafter. The terms of this agreement shall be in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred for the year ended October 31, 2014 was $478,351 and $203,332 for ARDC and ARMF, respectively.

(7) Investment Transactions

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of securities, excluding short obligations, were as follows:

	Cost of Investments Purchased $	Proceeds from Investments Sold $
Ares Dynamic Credit Allocation Fund, Inc.	440,522,817	490,433,335
Ares Multi-Strategy Credit Fund, Inc.	366,772,520	241,022,945

(8) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were the following subsequent events:

Ares Dynamic Credit Allocation Fund, Inc.

The following common share distributions were declared on October 13, 2014:

Ex-Date: November 18, 2014
Record Date: November 20, 2014
Payable Date: November 28, 2014
Per Share Amount: $0.117

Ex-Date: December 16, 2014
Record Date: December 18, 2014
Payable Date: December 31, 2014
Per Share Amount: $0.117

Ares Multi-Strategy Credit Fund, Inc.

The following common share distributions were declared on October 13, 2014:

Ex-Date: November 18, 2014
Record Date: November 20, 2014
Payable Date: November 28, 2014
Per Share Amount: $0.1525

Ex-Date: December 16, 2014
Record Date: December 18, 2014
Payable Date: December 31, 2014
Per Share Amount: $0.1525

Effective December 22, 2014, ARMF amended its non-fundamental investment policy with respect to investments in CLOs to read as follows:

"Under normal market conditions, the Fund will not invest (i) more than 30% of its Managed Assets in securities issued by entities commonly referred to as CLOs ("CLO Securities") and other asset-backed securities; or (ii) more than 7.5% of its Managed Assets in subordinated (or residual) tranches of CLO Securities."

ARMF's restriction on investments in collateralized debt obligations was not amended. This change in investment policy represents an increase in ARMF's ability to invest in CLO Securities and other asset-backed securities from 20% of Managed Assets to 30% of Managed Assets and an increase in ARMF's ability to invest in subordinated (or residual) tranches of CLO Securities from 2.5% to 7.5% of Managed Assets.

To the extent ARMF invests more of its Managed Assets in CLO Securities, or subordinated (or residual) tranches of CLO Securities, it may have greater exposure to the risks associated with those securities. See "CLO Securities Risk" below.

The Board of Directors of ARMF approved the changes to ARMF's investment policies based on representations from ARMF's investment adviser that an increased allocation to CLOs has the potential to benefit ARMF and its shareholders given the perceived opportunity set within CLOs as well as the potential for the coupon on most rated CLO debt to increase within 90 days and benefit from potential increases in interest rates rather than the possible lag in increases in coupons on senior loans due to the presence of LIBOR floors in most senior loans.

CLO Securities Risk: CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO Securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Ares Dynamic Credit Allocation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statement of changes in changes in net assets for the year ended October 31, 2014 and for the period from November 27, 2012 (commencement of operations) to October 31, 2013 and the financial highlights for the year ended October 31, 2014 and for the period from November 27, 2012 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2014, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ares Dynamic Credit Allocation Fund, Inc. at October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended October 31, 2014 and for the period from November 27, 2012 (commencement of operations) to October 31, 2013 and the financial highlights for the year ended October 31, 2014 and for the period from November 27, 2012 (commencement of operations) to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

December 23, 2014

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Ares Multi-Strategy Credit Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Ares Multi-Strategy Credit Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended October 31, 2014 and for the period from October 28, 2013 (commencement of operations) to October 31, 2013 and the financial highlights the year ended October 31, 2014 and for the period from October 28, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2014, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ares Multi-Strategy Credit Fund, Inc. at October 31, 2014, the results of its operations  and its cash flows the year ended October 31, 2014 and for the period from October 28, 2013 (commencement of operations) to October 31, 2013 and the financial highlights for the year ended October 31, 2014 and for the period from October 28, 2013 (commencement of operations) to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

December 23, 2014

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information

October 31, 2014 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available (1) on the Funds' website located at http://www.aresdc.com; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room (the "PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2014 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Funds. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Funds' transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends or other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in non-certificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Funds ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Funds. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Funds as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts, 02116 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 or by telephone at (877) 272-8164.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2014 (Unaudited)

Renewal of Investment Advisory Agreement

The Board of Directors of the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act) of the Fund (the "Independent Directors"), renewed the Investment Advisory and Management Agreement between Ares Capital Management II LLC (the "Adviser") and the Fund (the "Investment Advisory Agreement") at a meeting held on September 24, 2014.

The Board of Directors of the Fund has the responsibility under the Investment Company Act to consider for approval the annual renewal of the Fund's Investment Advisory Agreement on an annual basis at a meeting of the Board called for the purpose of voting on such renewal. In addition, the Fund's Board of Directors generally receives, reviews and evaluates information concerning the performance and expenses of the Fund at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees, total expenses and the Adviser's profitability at any meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's investment advisory and administrative arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement includes deliberations at multiple meetings.

In connection with the renewal of the Investment Advisory Agreement, all of the Independent Directors met with their independent counsel in executive session. Counsel to the Independent Directors discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement and referred the Independent Directors to materials provided in connection with the meeting. The Directors also received information regarding the Fund's operations, expenses and performance periodically throughout the year.

In considering whether to renew the Investment Advisory Agreement, the Fund's Board of Directors reviewed certain information provided to the Board, which included: (1) information concerning the services rendered to the Fund by the Adviser, and the fees paid by the Fund to the Adviser since inception; (2) comparative information, comparing the Fund's advisory fees and expenses to those of its relevant peer group for relevant periods; (3) comparative performance information for the Fund relevant to the consideration of the renewal of the Investment Advisory Agreement, comparing the Fund's performance to that of its relevant peer group as of June 30, 2014; (4) information independently compiled and prepared by Lipper, Inc. ("Lipper"); (5) the Adviser's Form ADV; (6) a memorandum outlining the legal duties of the Board under the Investment Company Act; and (7) other reports of and presentations by representatives of the Adviser.

In determining whether to renew the Investment Advisory Agreement, the Board considered the following:

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board also noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team's expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser's staff, the experience of its key personnel in providing investment management services, the systems used by the Adviser's personnel and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. The Board also noted the reputation and track record of the Adviser's organization as a leading manager of credit assets.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of similar funds. Representatives of the Adviser reviewed with the Board the Fund's performance. Fund management discussed the Fund's stock price and net asset value, and its yield based on both. In connection with its review, the Board received and reviewed performance

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2014 (Unaudited)

information of a comparable peer group of unaffiliated funds provided by Lipper, an independent third party, regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Fund ranked in the fourth quartile of its Lipper peer group for the one-year period ended July 31, 2014. The Board also received and reviewed information provided by the Adviser regarding, among other things, (i) the Fund's shorter duration compared to other multi-sector credit closed-end funds, the reasons therefore and the effect on performance in the current economic environment, and (ii) the Fund's annualized returns in relation to its annualized standard deviation compared to other multi-sector credit closed-end funds. It was noted that the Fund's volatility was generally lower than these other multi-sector credit closed-end funds and was consistent with the Adviser's investment thesis.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered historical information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser's parent, Ares Management, L.P. The Board also reviewed certain expense information related to the Fund. The Board discussed the actual management fee and total expenses comparisons set forth in the Lipper report with representatives of the Adviser. Without giving effect to waivers, the Fund's actual management fee at both common asset levels (including and excluding leverage) ranked in the second quartile of the Fund's Lipper peer group, the Fund's total expenses at common asset levels (excluding leverage) ranked in the second quartile of the Fund's Lipper peer group, and the Fund's total expenses at common asset levels (including leverage) ranked in the third quartile of the Fund's Lipper peer group.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels would reflect these economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance absent a special corporate action such as a material acquisition or an offering of additional shares.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — In evaluating the management fees and expenses, the Board considered the Fund's management fees and the Fund's expense ratios in absolute terms and as compared with the fees and expenses of comparable peer groups of unaffiliated funds provided by Lipper, an independent third party, and by the Adviser. It was noted that the Fund's management fees and total expenses were within the range of those of comparable funds in the Fund's Lipper peer group. The Board also noted that the Fund is a multi-asset fund and that this impacted its expense ratio. The Board also considered that pursuant to the terms of the Investment Advisory Agreement, after the Fund's second fiscal year, which ended on October 31, 2014, the Fund will reimburse the Adviser for the cost to it of providing certain accounting, legal, clerical or administrative services provided at the Fund's request by employees of the Adviser or its affiliates. The Board reviewed materials provided by the Adviser showing the effect the payment of such reimbursements by the Fund to the Adviser will have on the Fund going forward, noting that these reimbursements would result in higher payments from the Fund to the Adviser than the fee rate stated in the Investment Advisory Agreement.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that neither the Adviser nor its affiliates trade with the Fund, or execute portfolio transactions on its behalf, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser, including CLOs sponsored by the Adviser. However, they recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

No single factor was identified as being determinative to the Board decision. Based on the foregoing and such other matters as were deemed relevant, the Board, including all of the Independent Directors, unanimously voted to approve the renewal of the Investment Advisory Agreement for an additional one-year period.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2014 (Unaudited)

Stockholder Meeting Results

On June 18, 2014, ARDC held a Special Meeting of Stockholders for the election of Directors. The proposal was approved by ARDC's stockholders and the results of the voting are as follows:

NAME	FOR	WITHHELD
Bruce H. Spector	14,474,497	446,701

On June 18, 2014, ARMF held a Special Meeting of Stockholders for the election of Directors. The proposal was approved by ARMF's stockholders and the results of the voting are as follows:

NAME	FOR	WITHHELD
Bruce H. Spector	4,416,367	83,717

David A. Sachs, Seth J. Brufsky, Michael H. Diamond and John J. Shaw continue to serve in their capacities as Directors of the Funds.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2014 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

DRIP Administrator

State Street Bank and Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, Illinois 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Shareholder Mailing Requests

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
1-888-742-1305

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2014 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Funds, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Funds share non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Funds do not permit use of shareholder information for any non-business or marketing purpose, nor do the Funds permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Funds' service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2014 (Unaudited)

Directors

Name, Address(1) and Age	Position(s) Held with Funds	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs (55)	Director and Chairman of the Board	Since 2011 (ARDC) and 2013 (ARMF)**	Senior Partner, Ares Management LLC	2	Terex Corporation
Seth J. Brufsky (48)	Director, President and Chief Executive Officer	Since 2012 (ARDC) and 2013 (ARMF)*	Senior Partner, Ares Management LLC	2	None
Independent Directors/Nominees
Michael H. Diamond (72)	Director	Since 2012 (ARDC) and 2013 (ARMF)**	Sole Member, MHD Group LLC (mediation and expert witness)	2	Ares Commercial Real Estate Corporation
John J. Shaw (63)	Director	Since 2012 (ARDC) and 2013 (ARMF)*	Independent Consultant; prior to 2012, President, St. Louis Rams	2	None
Bruce H. Spector (72)	Director	Since 2014 (ARDC and ARMF)***	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management, LLC (private equity)	2	The Private Bank of California (2007-2013)

(1) The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2) "Interested person," as defined in the 1940 Act, of the Funds. Mr. Sachs and Mr. Brufsky are interested persons of the Funds due to their affiliation with the Adviser.

(3) The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Ares Fund Complex consists of ARDC and ARMF.

* Term continues until each Fund's 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

** Term continues until each Fund's 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

*** Term continues until each Fund's 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Seth J. Brufsky (48)	President, Chief Executive Officer and Director	Since 2012 (ARDC) and 2013 (ARMF)	Mr. Brufsky is a Portfolio Manager in the Ares Capital Markets Group and is a Senior Partner of Ares. He serves on Ares' Management Committee and is an Investment Committee member on all Ares Capital Markets Funds. He has served as Director and President and Chief Executive Officer of ARDC since 2012 and ARMF since 2013.
Daniel Nguyen (43)	Chief Financial Officer	Since 2012 (ARDC) and 2013 (ARMF)	Mr. Nguyen is Executive Vice President and Chief Financial Officer of Ares. He has served as a Vice President of Ares Capital Corporation ("ARCC") since December 2010 and Chief Financial Officer of ARDC since 2012 and ARMF since 2013. From 2007 to 2010, Mr. Nguyen was Treasurer of ARCC. Mr. Nguyen has also served as Treasurer of Ares Commercial Real Estate Corporation since September 2011.

Annual Report 2014

Ares Dynamic Credit Allocation Fund, Inc.
Ares Multi-Strategy Credit Fund, Inc.

Additional Information (continued)

October 31, 2014 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Brett A. Byrd (47)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014 (ARDC and ARMF)

Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC and ARMF since September 2014. He joined Ares in February 2011 and is a Senior Vice President and Deputy CCO in the Ares Compliance Department. From September 2004 to February 2011, Mr. Byrd was an Associate Director at Macquarie Funds Group where he was the CCO for four of Macquarie Funds Group's U.S Registered Investment Advisers and its listed infrastructure closed end fund.

Sunny Parmar (43)	Treasurer	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Parmar is the Chief Accounting Officer of the Private Equity and Capital Markets groups of Ares. He has served as Treasurer of ARDC since 2012 and ARMF since 2013. From 2007 to 2011, Mr. Parmar was the Controller at H.I.G. Capital Partners, a private equity firm.

Daniel J. Hall (35)	General Counsel, Chief Legal Officer and Secretary	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Hall is the Senior Associate General Counsel for Ares. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and ARMF since 2013. Between 2004 and 2009, Mr. Hall was an associate at Clifford Chance LLP where he specialized in capital markets, structured finance and derivatives.

Michael Weiner (62)	Vice President and Assistant Secretary	Since 2012 (ARDC) and 2013 (ARMF)

Since September 2006, Mr. Weiner has been Vice President of ARCC and has served as Vice President, General Counsel and Secretary of Ares Management. From September 2006 to January 2010, Mr. Weiner served as General Counsel to ARCC. He has served as Vice President and Assistant Secretary of ARDC since 2012 and ARMF since 2013. Mr. Weiner has also served as Vice President (since September 2011) and General Counsel (since March 2012) of Ares Commercial Real Estate Corporation.

Keith Ashton (47)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Ashton joined Ares in November 2011 in the Ares Capital Markets Group as a Portfolio Manager. He has served as Vice President of ARDC and ARMF since 2013. Mr. Ashton was a partner at Indicus Advisors from May 2007 to November 2011.

Ann Kono (39)	Vice President	Since 2013 (ARDC and ARMF)

Since April 2007, Ms. Kono has been an employee of Ares Management and currently serves as the Executive Vice President of Operations and Information Systems/Technology. She has served as Vice President of ARDC and ARMF since 2013.

Americo Cascella (43)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Cascella is a portfolio manager and an Investment Committee member in the Ares Capital Markets Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Cascella joined Ares Management in 1998.

John Eanes (33)	Vice President	Since 2013 (ARDC and ARMF)	Mr. Eanes is a portfolio manager in the Ares Capital Markets Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Eanes joined Ares Management in 2006.
John A. Leupp (49)	Vice President	Since 2013 (ARDC and ARMF)	Mr. Leupp is a portfolio manager in the Ares Capital Markets Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Leupp joined Ares Management in 2003.
Jeff M. Moore (55)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Moore is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for Distressed Strategy/Capital Markets Group Funds. He has served as Vice President of ARDC and ARMF since 2013. Mr. Moore joined Ares Management in 1997.

Darryl L. Schall (54)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Schall is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for Distressed Strategy/Capital Markets Group Funds. He has served as Vice President of ARDC and ARMF since 2013. Mr. Schall joined Ares Management in 2009. He managed portfolios of distressed and high yield debt at Tudor Investment Corporation from 2002 to 2009.

(1) The address of each Officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Further information about the Fund's Officers and Directors is available in each Fund's Statement of Additional Information, which can be obtained without charge by calling 1-877-855-3434.

Annual Report 2014

Item 2.  Code of Ethics.

(a)                                 The Ares Multi-Strategy Credit Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)                                  The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)                                 There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)                                  Not applicable.

(f)                                   A copy of the Fund’s Code of Ethics is attached hereto as exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)(1)                  The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(a)(2)                  The name of the audit committee financial expert is Mr. John Joseph Shaw.  Mr. Shaw has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees

For the period from October 28, 2013 (commencement of operations) to October 31, 2013 and for the fiscal year ended October 31, 2014, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $30,000 and $95,600, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)                                 Audit-Related Fees

For the period from October 28, 2013 (commencement of operations) to October 31, 2013 and for the fiscal year ended October 31, 2014, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the period from October 28, 2013 (commencement of operations) to October 31, 2013 and for the twelve month period ended October 31, 2014, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)                                  Tax Fees

For the period from October 28, 2013 (commencement of operations) to October 31, 2013 and for the fiscal year ended October 31, 2014, E&Y billed the Fund aggregate fees of $7,500 and $8,000, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the period from October 28, 2013 (commencement of operations) to October 31, 2013 and for the twelve month period ended October 31, 2014, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)                                 All Other Fees

For the period from October 28, 2013 (commencement of operations) to October 31, 2013 and for the fiscal year ended October 31, 2014, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the period from November 27, 2012 (commencement of operations) to October 31, 2013 and for the twelve month period ended October 31, 2014, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)                   Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)                   Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal period from October 28, 2013 (commencement of operations) to October 31, 2013 and the fiscal year ended October 31, 2014, were pre-approved by the Audit Committee.

For the fiscal period from October 28, 2013 (commencement of operations) to October 31, 2013 and the fiscal year ended October 31, 2014, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)                                   Not applicable.

(g)                                  For the period from October 28, 2013 (commencement of operations) to October 31, 2013 and for the fiscal year ended October 31, 2014, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $7,500 and $8,000, respectively.

For period from November 27, 2012 (commencement of operations) to October 31, 2013 and for the twelve month period ended October 31, 2014, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)                                 E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)                                 The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act.  The members of the Fund’s Audit Committee are Mr. John Joseph Shaw, Mr. Michael H. Diamond and Mr. Bruce H. Spector.

Item 6.  Schedule of Investments.

a.              Schedule of Investments is included as part of Item 1 of this Form N-CSR.

b.              Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 12(a)(4) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of October 31, 2014, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager

Investment Experience:

Mr. Brufsky is a Founding Member of Ares Management, L.P. (“Ares”).  He is a Senior Partner and Portfolio Manager in the Tradable Credit Group of Ares and is a member of Ares’ Management Committee.  Mr. Brufsky also serves as a Director, President and Chief Executive Officer and Portfolio Manager of Ares Dynamic Credit Allocation Fund (“ARDC”) and the Fund, two publicly traded closed-end funds managed by an affiliate of Ares.  Additionally, he is a member of select Tradable Credit Group investment committees.   Mr. Brufsky joined Ares in March 1998 from the Corporate Strategy and Research Group of Merrill Lynch & Co., where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure.  Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland.  Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.

Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California’s Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager

Investment Experience:

Mr. Ashton is a Portfolio Manager in the Tradable Credit Group of Ares, primarily responsible for managing structured credit funds and separate accounts.  He serves as one of two portfolio managers for ARDC and the Fund, two NYSE-listed, closed end funds managed by an affiliate of Ares.  He is also a member of select Tradable Credit Group investment committees.  Prior to joining Ares in November 2011, Mr. Ashton was a partner at Indicus Advisors where he launched the global structured credit business in May 2007.   Prior to Indicus, Mr. Ashton was a portfolio manager and Head of Structured Credit at TIAA-CREF where he managed a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business.   Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including collateralized loan obligations, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

(a)(2)  As of October 31, 2014, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Seth J. Brufsky	Registered investment companies	7	$2,141,352,913	0	$0
	Other pooled investment vehicles	2	$2,899,896,299	2	$2,899,896,299
	Other accounts	8	$2,389,564,364	6	$2,026,987,693
Keith Ashton	Registered investment companies	2	$629,314,876	0	$0
	Other pooled investment vehicles	2	$489,995,815	2	$489,995,815
	Other accounts	4	$1,212,249,812	1	$381,256,338

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, including other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. The Adviser has adopted allocation procedures that are intended to provide that all investment opportunities will be allocated among the Adviser’s or its related parties’ clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Fund and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the other Ares-advised funds to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive all or some combination of salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include distributions on equity interests of the Adviser’s ultimate parent company held by each Portfolio Manager, if any.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund’s equity securities beneficially owned as of October 31, 2014.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$100,001-$500,000
Keith Ashton	$10,001-$50,000

(b) There have been no changes to the Fund’s portfolio managers.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the fiscal year ended October 31, 2014 pursuant to a plan or program.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)                  The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable for this filing.

(a)(4)                  Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)                                 The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES MULTI-STRATEGY CREDIT FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 2, 2015

By:	/s/ Daniel F. Nguyen
Daniel F. Nguyen
Chief Financial Officer

Date:	January 2, 2015